Exhibit 4.1

COMMON STOCK

NUMBER

ST 3053

SUPERCONDUCTOR TECHNOLOGIES

COMMON STOCK

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 867931 30 5

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.001 PER SHARE, OF

CERTIFICATE OF STOCK

SUPERCONDUCTOR TECHNOLOGIES INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(CRANFORD, NEW JERSEY) TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SUPERCONDUCTOR TECHNOLOGIES INC. CORPORATE SEAL 1987 DELAWARE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

SECRETARY

© SECURITY COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

Exhibit 4.1
     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Corporation.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT	—	as tenants by the entireties	(Cust)		(Minor)
JT TEN	—	as joint tenants with right	under Uniform Gifts to Minors
		of survivorship and not as tenants	Act
		in common		(State)
UNIF TRF MIN ACT- Custodian (until age )
under Uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
     FOR VALUE RECEIVED,                                                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.